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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 2004


                         Magellan Petroleum Corporation
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             (Exact Name of registrant as specified in its charter)

         Delaware                        1-5507                 06-0842255
-----------------------------        -------------           ------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


  Hartford Square North, 10 Columbus Boulevard, 10th Floor, Hartford, CT 06106
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              (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (860) 293-2006
                                                           --------------

                      P.O. Box 1146, Madison, CT 06443-1146
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         (Former name or former address, if changed since last report.)

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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

     On August 9, 2004, Magellan Petroleum Corporation (the "Company") issued a press release announcing that its 55-percent-held subsidiary, Magellan Petroleum Australia Limited ("MPAL"), had issued a press release to the Australian Stock Exchange on Monday, August 9, 2004, disclosing that MPAL's Palm Valley-11 ST development well will be plugged and abandoned as a dry hole in the near future.

     A copy of the Company's press release dated June 24, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. For further information regarding the press release, investors may contact Daniel J. Samela, President of the Company, at telephone number (860) 293-2006 or facsimile number
(860) 293-2349.

Item 7.  Financial Statements and Exhibits
         ----------------------------------

         (a)      Exhibits.

                  Exhibit No.       Exhibit
                  -----------       -------
                  99.1              Company Press Release, dated August 9, 2004.


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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MAGELLAN PETROLEUM CORPORATION
                                            (Registrant)


                                            By /s/ Daniel J. Samela
                                               --------------------------
                                                   Name: Daniel J. Samela
                                                   Title:   President


Date: August 10, 2004


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                                  EXHIBIT INDEX


Exhibit No.    Description                                             Page No.
-----------    -----------                                             --------

99.1           Company Press Release, dated as of August 9, 2004.         5


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